Exhibit 10.30

Storage Service Agreement

This Agreement is entered in Wuqing Tianjin on September 4, 2008.

Party A: TIANJIN TIANSHI BIOLOGICAL DEVELOPMENT CO., LTD.
Address: No. 6 Yuanquan Road, Wuqing New Tech Industrial Park, Tianjin, China
Legal Representative: Yiqun Wu, Vice President

Party B: TIANJIN BAO FENG CONSTRUCTION & ENGINEERING CO., LTD.
Address: No.1 Yongxin Road, Xuguantun Economical Zone, Wuqing New Tech Industrial Park, Tianjin, China
Legal Representative: Wenzhong Zhang, General Manager

 Whereas, Party B is a storage service based company registered in Wuqing District, Tianjin, which has the competence of providing with storage service under this agreement.

Party A desires and accepts the storage service under this agreement and desires to observe and fulfill the responsibilities provided in it.

Therefore, in accordance with the applicable laws and regulations, Party A and Party B reach the following provisions after good faith negotiations, which shall be observed by each of the parties.

Chapter 1 Service Scope and Contents

1.	Party B provides the warehouse, the details of which are showed in the table below,

Warehouse location	No.1 Yongxin Road, Xuguantun Economical Zone, Wuqing New Tech Industrial Park, Tianjin, China
Construction size	6745.28 m2	Construction structure	Steel structure

arty A had had an on-the-spot investigation on the above warehouse and completely approved its current state.

2.
Party B shall perfect the water and power supply facilities of the storage area and Administrative Area in warehouse prior to the beginning of the service term fixed in this agreement, in order to safeguard the normal use of the facilities.

3.	Party B shall maintain the warehouse and the hardware facilities, such as the usual maintenance of roof, wall, floor and windows.

4.	Party B shall install the windows guards and awnings prior to the beginning of the service term.

5.	The warehouse Party B providing with Party A serves only an office and storage purpose.

Chapter 2 Service Term

6.	The storage term in this agreement is 12 months, from September 10, 2008 to September 9, 2009.

Chapter 3 Payment

7.	The monthly payment for the total storage service is RMB 87,688.64.

8.	Party A shall pay the service fee quarterly prior to the 10th day of the first month in the quarter by wire or in cash, totally RMB 263,065.92.

Chapter 4 Duties and Obligations

9.  Party A’s duties and obligations:
a)	Party A shall timely pay for Party B comply with the provisions on time, amount, and payment mode as well as the charge that should be paid by Party A.
b)	Comply with duties and obligations provided in this agreement and legal provisions.
10.  Party B’s duties and obligations:
a)	Party B shall provide Party A with the storage service comply with the time and conditions set in the agreement.
b)	Party B promises a good condition of the current energy and communication facilities in the warehouse, when they hand over to Party A.
c)	If the owner right changes affect Party A’s normal use of the warehouse, Party B shall solicit Party A’s written consent in advance.
d)	Comply with duties and obligations provided in this agreement and legal provisions.

Chapter 5 Breach Liability

11.
Both parties shall solve the disputes arising from the execution of this agreement through negotiation. In the case that an agreement cannot be reached, according to the law in People’s Republic of China, any party may summit the dispute to the court on which the People’s Republic of China has the jurisdiction. All the fees for lawsuit shall be borne by the losing party.

12.	The execution, explanation and the settlement of the disputes apply to the law of People’s Republic of China.

Chapter 6 Supplementary Articles

13.	The supplements are inseparable part of this agreement and legally of equal effect.
Supplement A: The handover record signed by two parties
Supplement B: Certificate of the Property Right
Supplement C: Clean Cooperation Agreement signed by the two parties
14.	This agreement shall take into effect since the date on which the two parties seal and sign on it.

Note: This is only an English version of the Chinese one, which is the base of this agreement.

Party A: TIANJIN TIANSHI BIOLOGICAL DEVELOPMENT CO., LTD.
By:  /s/ Yiqun Wu
Name:  Yiqun Wu
Title:  Legal Representative
Date: 09-04-2008

Party B: TIANJIN BAO FENG CONSTRUCTION & ENGINEERING CO., LTD.
By:  /s/ Wenzhong Zhang
Name:  Wenzhong Zhang
Title:  Legal Representative
Date: 09-04-2008